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                                                                    EXHIBIT 10.1

                       NINTH AMENDMENT TO LOAN INSTRUMENTS

         THIS NINTH AMENDMENT TO LOAN INSTRUMENTS (this "Ninth Amendment"), dated as of September 15, 1998, is among CITADEL BROADCASTING COMPANY, CITADEL LICENSE, INC., CITADEL COMMUNICATIONS CORPORATION, each a Nevada corporation, FINOVA CAPITAL CORPORATION, a Delaware corporation, in its individual capacity and as Agent for all Lenders (this and all other capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement defined below), and the Lenders which are parties thereto.

                                    RECITALS

         A. Borrowers, Agent and Lenders entered into an Amended and Restated Loan Agreement dated as of July 3, 1997 (such Amended and Restated Loan Agreement, as amended to the date hereof, hereinafter is referred to as the "Loan Agreement").

         B. Borrowers have requested that Lenders amend the Loan Agreement to provide that Borrower may use the proceeds of Additional Loans to purchase internet service providers.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. AMENDMENT TO LOAN INSTRUMENTS. The Loan Agreement and other Loan Instruments are amended as follows:

                  1.1. SECTION 1.1 OF THE LOAN AGREEMENT. Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

                           "ISP: a business in which the majority of its
                  revenues arise out of its activities as an internet service provider.

                           ISP Acquisition: an acquisition of either the
                  Property of an ISP or the capital stock or other equity interests of the Person or Persons which own an ISP.

                           ISP Assets: all Property used in the operations of an
                  ISP."

                  1.2. SECTION 1.1 OF THE LOAN AGREEMENT. Section 1.1 of the Loan Agreement is hereby amended by deleting the following definitions contained therein and substituting the following in lieu thereof:

                           "Acquisition: an Asset Acquisition, an Equity
                  Acquisition or an ISP Acquisition.

                           Acquisition Merger: an acquisition merger as defined
                  in subsection 4.3.1 or an ISP Acquisition Merger.

                           Asset Acquisition: an acquisition of Station Assets
                  and the related FCC Licenses, Related Business Assets or ISP Assets.

                           Disposition: any sale, lease, assignment, transfer or
                  other disposition of any Property by Borrowers of Station Assets and the Related FCC Licenses, Related Business Assets or ISP Assets.

                           Equity Acquisition: an acquisition of the capital
                  stock or other equity interest of the Person or Persons which own Station Assets and the related FCC Licenses, Related Business Assets or ISP Assets.

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                           Permitted Acquisition: an Acquisition (i) after the
                  consummation of which the Adjusted Leverage Ratio will not exceed the Applicable Ratio as calculated as of the last day of the most recent month preceding the closing date of such Acquisition for which Borrowers have delivered to Lenders the financial statements and other information reasonably necessary to enable Lenders to make such calculation, provided that such delivery shall occur not less than 30 days prior to such closing date, (ii) if such Acquisition is of a Related Business, the aggregate purchase price for such Acquisitions and any prior Acquisitions of Related Business Assets shall not exceed $5,000,000, (iii) if such Acquisition is of one or more Stations, either directly or as a result of an Acquisition Merger, such Acquisition or Acquisition Merger would not result in more than 25% of the aggregate of the Operating Cash Flow of CBC Stations to thereafter be derived from Small Markets, as determined by Agent in its reasonable discretion, (iv) with respect to which the conditions of
                  Section 4.3 are satisfied, except in the case of an Acquisition which is an ISP Acquisition, and (v) if such Acquisition is an ISP Acquisition, the conditions of Section
                  4.5 are satisfied and the aggregate purchase price for such ISP Acquisition and all prior ISP Acquisitions shall not exceed $10,000,000."

                  1.3. SECTION 4.5 OF THE LOAN AGREEMENT. The Loan Agreement is hereby amended by adding the following as Section 4.5:

                           "4.5. ISP ACQUISITION. The right of any Borrower to
                  make an ISP Acquisition, whether or not the proceeds of an Additional Loan are used to consummate such ISP Acquisition, shall be subject to the satisfaction of all of the following conditions in a manner satisfactory to the Required Lenders:

                                    4.5.1 CONSUMMATION OF ISP ACQUISITION. Prior
                           or concurrently with each Acquisition Closing, Agent shall have received evidence that (ii) such ISP Acquisition is in accordance with the terms of the applicable Acquisition Instruments, (ii) if such ISP Acquisition is an Asset Acquisition, CBC will acquire concurrently with the ISP Acquisition good and marketable title to all of the ISP Assets which are being purchased pursuant to such Acquisition Instruments, free and clear of all Liens and Indebtedness except Permitted Liens and Indebtedness which CBC has agreed to assume or take subject to pursuant to such Acquisition Instruments, subject to the limitations set forth in Sections 7.1, 7.2 and 7.4, (iii) if such ISP Acquisition is an Equity Acquisition, (A) the Property owned by the Person which owns the capital stock or equity interest which are subject to such ISP Acquisition shall be free and clear of all Liens and Indebtedness, except such Liens and Indebtedness as CBC has agreed to assume or take subject to pursuant to such Acquisition Instruments, subject to the limitations set forth in Sections 7.1, 7.2 and 7.4, (B) the Required Lenders shall be reasonably satisfied that adequate provision has been made to protect CBC against the assumption of material undisclosed liabilities and (C) simultaneously with the Acquisition Closing such Person is merged into CBC with CBC being the surviving entity (an "ISP Acquisition Merger") and
                           (iv) any consent, authorization or approval which is required from any Governmental Body or other Person as a condition to the consummation of such ISP Acquisition, the failure to obtain which would prevent the applicable Borrower from operating the ISP which is the subject of such ISP Acquisition, has been obtained.

                                    4.5.2 ISP ACQUISITIONS OVER $1,800,000. If
                           the purchase price of an ISP Acquisition is greater than $1,800,000, Borrower shall have complied with the requirements set forth in Sections 4.3.2, 4.3.3, 4.3.4, 4.3.5, 4.3.7, 4.3.8, 4.3.9, 4.3.11, 4.3.12 and
                           4.3.13.

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                                    4.5.3 ISP ACQUISITIONS $1,800,000 OR LESS.
                           If the purchase price for an ISP Acquisition is less than $1,800,000, Borrower shall be required to comply with Sections 4.3.4, 4.3.7, 4.3.8, 4.3.11, 4.3.12 and
                           4.3.13."

         2. CONDITIONS TO EFFECTIVENESS. This Ninth Amendment shall not become effective with respect unless and until Borrowers shall have paid to Agent a non-refundable amendment fee of $30,000.

         3. FEES AND EXPENSES. Borrowers hereby agree to reimburse Lenders for all reasonable fees and expenses incurred in connection with the consummation of the transactions contemplated by this Ninth Amendment.

         4. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders to execute this Ninth Amendment, each Obligor represents and warrants to Lenders that the representations and warranties made by each such Person in each of the Loan Instruments to which such Person is a party, as such Loan Instruments have been amended, are true and correct in all material respects as of the date hereof and shall be true and correct on the date hereof, except to the extent such representations and warranties by their nature relate to an earlier date.

         5. CONFIRMATION OF EFFECTIVENESS. Guarantor hereby consents to the execution of this Ninth Amendment. Each Obligor hereby agrees that each Loan Instrument executed by such Person remains in full force and effect in accordance with the original terms thereof as amended.

         6. COUNTERPARTS. This Ninth Amendment may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original, but all such counterparts when taken together shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, this Ninth Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.


                                    CITADEL BROADCASTING COMPANY,
                                    CITADEL LICENSE, INC. and
                                    CITADEL COMMUNICATIONS CORPORATION,
                                    each a Nevada corporation


                                    By:_________________________________________
                                           Donna L. Heffner
                                           Vice President of each corporation


                                    FINOVA CAPITAL CORPORATION, a Delaware
                                    corporation, individually and as Agent


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                    BANKBOSTON, N.A.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                    NATIONSBANK OF TEXAS, N.A.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                    THE BANK OF NEW YORK


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                    UNION BANK OF CALIFORNIA, N.A.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


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